UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

JLS

Nuveen Mortgage Opportunity Term Fund

JMT

Nuveen Mortgage Opportunity Term Fund 2

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	8
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	13
Shareholder Meeting Report	15
Report of Independent Registered Public Accounting Firm	16
Portfolios of Investments	17
Statement of Assets & Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Statement of Cash Flows	30
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	44
Glossary of Terms Used in this Report	45
Reinvest Automatically, Easily and Conveniently	47
Board Members & Officers	48

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Manager's

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments, Inc. NFA is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds.

Wellington Management is responsible for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds.

Here Michael talks about economic and market conditions, his management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Manager's Comments (continued)

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of December 31, 2014, the national unemployment rate was 5.6%, the lowest level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate).

Commercial Mortgage-Backed Securities (CMBS), as measured by the Barclays U.S. CMBS Aggregate Index, returned 3.86% for the reporting period, outperforming duration equivalent Treasuries by 1.08%. All subsectors across the quality spectrum posted positive excess returns. CMBS held up relatively well despite bouts of volatility that riled other credit markets. Positive economic momentum in the U.S. and continued accommodative monetary policy supported the sector overall and CMBS index spreads ended the year modestly tighter at 98 bps. Commercial real estate fundamentals remained solid. Commercial property prices, according to the Moody's/RCA Commercial Property Price Index (CPPI)TM, were up 14% year over year through October and the index has now exceeded its pre-crisis peak. New issue volume was also strong, with U.S. $140.8 billion being priced during the reporting.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2014?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency residential mortgage-backed securities (RMBS) and CMBS. Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net asset value. The Funds have a limited term of ten years from each Fund's inception, (JLS – 11/25/09 and JMT – 2/23/10), at which time all net asset value will be distributed to shareholders of record.

Nuveen Investments

During the reporting period, we remained constructive on CMBS, but continued to believe that the non-agency RMBS sector offered better relative value and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to protect against downside risk in the event of a prolonged path toward economic recovery.

CMBS posted positive returns during the twelve-month reporting period. CMBS index spreads ended the year modestly tighter, as the sector shrugged off global volatility that riled other credit markets. Underwriting standards continue to deteriorate and vary greatly by deal across new issuance, which requires judicious security selection, both within and across deals. Within legacy CMBS, these same relaxed underwriting standards will hopefully make it easier for many of these seasoned loans to refinance, which may then improve their credit performance. Continued economic recovery, coupled with better lending environment for commercial real estate (CRE) and a manageable near-term loan maturity schedule, bodes well for the longer term health of the sector.

The non-agency RMBS market generated positive returns during the twelve-month reporting period, in spite of softer housing data. The performance of non-agency collateral remains generally solid as defaults continue to improve. The percentage of realized losses incurred on loan balances prior to liquidation remain at stubbornly high levels as the remaining pool of distressed loans is concentrated in judicial foreclosure states where liquidation time lines are much longer.

How did the Funds perform during this twelve-month reporting period ended December 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2014. For the twelve-month reporting period, the Funds' total returns at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market over these periods, but not the specific MBS market in which the Funds primarily invest. The total returns of the Funds were positive, as interest rates declined and asset spreads generally tightened.

Within the Funds, returns for the reporting period were mostly positive across sectors. The primary contributor to the Funds' returns was the allocation to residential credit, particularly the higher quality sectors (Prime and Alt-A). An allocation to CMBS also positively impacted performance.

Our approach to sector allocation has remained consistent since the Funds' launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While we are constructive on CMBS, we continue to favor residential credit from a relative value perspective, and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, we continued to focus on finding opportunities to add securities we feel were best positioned to provide stability of principal and attractive income over the duration of the Funds' limited terms.

Exposure to Fannie Mae and Freddie Mac credit risk transfer deals (CAS and STACR) detracted from performance during the reporting period, as their spreads widened in keeping with other credit markets. The Funds utilized U.S. Treasury futures to hedge against increases in interest rates and for duration management purposes and these positions had a modest negative impact on performance during the reporting period. In addition, the Funds briefly held call options to protect against an increase in volatility, which would likely be associated with widening credit spreads, contributed a small positive amount to performance during the period.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Funds decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Funds generally are rising. The Funds' use of leverage through their investments in reverse repurchase agreements and bank borrowings had a slightly positive and positive effect on performance, respectively, over this reporting period.

As of December 31, 2014, the Funds' percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	26.16%	27.18%
Regulatory Leverage*	26.16%	27.18%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

During the period, the Funds employed leverage through bank borrowings and reverse repurchase agreements. The Funds have ceased the use of reverse repurchase agreements during the reporting period. As of December 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JLS	JMT
Bank Borrowings	$147,200,000	$46,200,000

Refer to Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives and Note 8 – Borrowing Agreements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund's distributions is current as of December 31, 2014.

Each Fund employs a cash-flow distribution policy whose goal is to provide shareholders with relatively consistent and predictable cash flow by distributing over time the Fund's net cash flows after expenses received on its investments.

Important points to understand about each Fund's distributions are:

•  The net cash flows, after expenses, that each Fund receives on its investments will vary over time, and therefore its distribution rate will also vary over time. You should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual net cash flows each Fund receives may differ from the Fund's distribution rate over shorter time periods. Over a specific timeframe, the difference between actual net cash flows and total Fund distributions will be reflected in an increasing (net cash flows exceed distributions) or a decreasing (distributions exceed net cash flows) Fund net asset value.

•  Because of the nature of its investments, a portion of the cash flows each Fund receives may not be treated as net investment income for accounting and tax reporting purposes. While the ultimate tax character of a Fund's net cash flows and therefore its distributions is not known until after December 31st each year, along with each distribution the Fund provides you a written estimate of distribution sources, broken down as follows:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  a return of capital (a non-taxable distribution).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. This may result even when a Fund's net cash flows received from portfolio investments exceed Fund distributions. This is because the Funds invest in certain securities – such as REIT securities – which may include a return of capital as all or a portion of the cash flows they distribute. Conversely, there are situations when Fund distributions exceed net cash flows but will still be 100% taxable to investors.

•  Because the ultimate tax character of your distributions depends on each Fund's performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund's IRS Form 1099 statement.

Nuveen Investments

Share Information (continued)

For the fiscal year ended December 31, 2014, the ratio of net distributable cash flow received to regular monthly Fund distributions paid were 100% for both JLS and JMT. The following table provides information regarding each Fund's distributions for the fiscal year ended December 31, 2014. This information is intended to help you better understand the accounting and tax character of those distributions.

As of Fiscal Year Ended December 31, 2014	JLS	JMT
Inception Date	11/25/09	2/23/10
Per share distribution:
Regular Monthly Distributions	$1.55	$1.56
Year-End Supplemental Distribution	0.00	0.00
Total Per Share Distributions	1.55	1.56
Distribution Character:
From net investment income	$1.00	$0.85
From long-term capital gains	0.23	0.00 **
From short-term capital gains	0.00	0.00
Return of capital (non-taxable distribution)	0.32	0.71
Total per share distribution	$1.55	$1.56
Current distribution rate*	6.56%	6.60%
Average annual total returns:
1-Year on NAV	7.31%	7.63%
5-Year on NAV	10.59%	N/A
Since inception on NAV	10.38%	10.50%

*  Current distribution rate is based on each Fund's last monthly distribution during the period, annualized, expressed over the market price on the last day of the period. Distributions may be sourced from a combination of net investment income, net realized capital gains, and/or a return of capital.

**  Rounds to less than $0.01 per share.

SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JLS	JMT
Shares Cumulatively Repurchased and Retired	0	0
Shares Authorized for Repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the Funds' share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$26.16	$25.41
Share Price	$23.15	$23.17
Premium/(Discount) to NAV	(11.51)%	(8.82)%
12-Month Average Premium/(Discount) to NAV	(9.78)%	(9.48)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Mortgage-Backed Securities (MBS) Risk. Investing in MBS entails various risks, including credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, and geographical concentration risks.

Limited Term Risk. It is anticipated that JLS will terminate on or before November 30, 2019 and JMT will terminate on or before February 28, 2020, although each could terminate sooner or later under certain conditions. Because the assets of the Funds will be liquidated in connection with their respective terminations, each may be required to sell portfolio securities when they otherwise would not desire to do so, including at times when market conditions are not favorable, which may cause them to lose money.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Risk Considerations (continued)

Prepayment Risk. MBS represent an interest in a pool of mortgages. These mortgages typically permit borrowers to prepay amounts owing, often with no penalty. The relationship between borrower prepayments and changes in interest rates may mean some high-yielding mortgage-related and asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, the total return and maturity of mortgage-related and asset-backed securities may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of any unamortized premium.

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
JLS at NAV	7.31%	10.59%	10.38%
JLS at Share Price	6.72%	7.33%	7.18%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	130.5%
Asset-Backed Securities	0.5%
Short-Term Investments	4.2%
Other Assets Less Liabilities	0.2%
Net Assets Plus Borrowings	135.4%
Borrowings	(35.4)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	3.7%
AA	2.2%
A	1.6%
BBB	6.1%
BB or Lower	81.7%
N/R (not rated)	4.7%
Total	100%

1  Since inception returns are from 11/25/09.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of December 31, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	Since Inception[1]
JMT at NAV	7.63%	10.50%
JMT at Share Price	7.81%	7.88%
Barclays U.S. Aggregate Bond Index	5.97%	4.27%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	132.0%
Asset-Backed Securities	0.5%
Short-Term Investments	4.7%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	137.3%
Borrowings	(37.3)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	3.0%
AA	1.8%
A	1.7%
BBB	5.5%
BB or Lower	83.4%
N/R (not rated)	4.6%
Total	100%

1  Since inception returns are from 2/23/10.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JLS and JMT; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

	JLS	JMT
	Common Shares	Common Shares
To approve a new investment management agreement between each Fund and Nuveen Advisors, LLC.
For	7,174,222	2,213,795
Against	108,032	33,929
Abstain	106,516	22,154
Broker Non-Votes	1,044,396	668,176
Total	8,433,166	2,938,054
To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund's sub-advisor(s) as follows:
a. Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	7,162,400	2,210,644
Against	121,273	37,566
Abstain	105,097	21,668
Broker Non-Votes	1,044,396	668,176
Total	8,433,166	2,938,054
i. Nuveen Fund Advisors and Wellington Management Company LLP.
For	7,143,843	—
Against	120,957	—
Abstain	123,970	—
Broker Non-Votes	1,044,396	—
Total	8,433,166	—
Approval of the Board Members was reached as follows:
William Adams IV
For	8,249,105	2,895,290
Withhold	184,061	42,764
Total	8,433,166	2,938,054
David J. Kundert
For	8,243,663	2,895,503
Withhold	189,503	42,551
Total	8,433,166	2,938,054
John K. Nelson
For	8,254,178	2,896,886
Withhold	178,988	41,168
Total	8,433,166	2,938,054
Terence J. Toth
For	8,226,473	2,896,886
Withhold	206,693	41,168
Total	8,433,166	2,938,054

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereinafter referred to as the "Funds") at December 31, 2014, the results of each of their operations and of each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2015

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of Investments  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 131.0% (96.9% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 130.5% (96.5% of Total Investments)
	Residential – 130.5%
$2,700	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	$2,717,267
6,500	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.660%	10/25/35	B–	5,153,558
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.410%	9/25/36	CCC	6,222,601
2,846	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,345,696
4,775	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.455%	7/20/36	Ba3	4,407,526
3,142	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	2,951,236
868	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.674%	5/20/36	Caa2	815,902
7,286	Bank of America Funding Trust, 2007-A 2A1	0.325%	2/20/47	CCC	6,215,673
8,042	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.340%	1/25/37	Caa3	6,390,324
6,298	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.350%	3/25/37	Caa3	5,235,430
3,179	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.617%	6/25/35	Caa2	2,935,934
1,069	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.574%	7/25/36	D	885,936
4,487	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.491%	10/25/36	D	3,800,582
6,834	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.899%	6/25/47	D	6,132,534
1,582	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.484%	2/25/36	Caa3	1,310,376
6,370	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.487%	2/25/36	Caa3	5,636,150
3,275	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.764%	2/25/47	D	2,596,822
5,377	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.490%	6/25/46	Ca	3,835,791
5,827	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.880%	8/25/46	Ca	4,258,966
2,025	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.555%	2/25/36	BBB	1,935,293
2,175	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.707%	6/11/40	B1	2,228,984
2,381	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	2,394,262
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.650%	10/25/35	BB–	5,627,687
6,985	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.320%	6/25/37	Caa1	6,085,597
2,090	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	4.404%	12/15/27	N/R	2,090,635
6,368	Chaseflex Trust Series 2007-2	0.450%	5/25/37	CCC	5,772,732
1,926	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	3.155%	3/25/37	D	1,519,548
1,399	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.696%	3/25/36	Caa3	1,279,499
1,984	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.640%	8/25/35	Caa2	1,835,376
8,165	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.390%	1/25/37	CCC	5,882,096
1,571	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.685%	7/25/37	Caa3	1,459,024
2,239	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.488%	11/25/36	D	1,830,916
3,415	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.625%	11/25/36	D	2,923,500
3,820	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.575%	10/15/45	BBB–	3,811,248
2,374	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.299%	11/25/35	Ca	1,913,772
654	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	527,073
5,251	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	4,445,987
2,165	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	1,800,095
85	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	2.543%	3/25/47	Caa2	84,083
6,346	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.310%	8/25/37	Caa3	5,271,408
2,300	Countrywide Asset Backed Certificates Trust 2005-IM1	0.570%	11/25/35	BBB+	2,187,139
3,560	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.320%	3/25/47	AAA	3,018,898
2,380	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.458%	3/20/36	CCC	2,098,638
1,371	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	2.941%	2/20/36	Caa3	1,152,997
5,081	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	4.832%	11/20/35	Caa3	4,559,569
818	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.876%	9/25/37	D	752,608
6,393	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.658%	4/25/37	D	5,718,156
4,516	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.440%	11/25/35	B+	4,107,289
5,596	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.290%	8/25/36	CCC	3,654,735
916	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.380%	6/25/37	Caa3	720,212
3,693	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	2.805%	3/25/36	Caa3	2,866,363

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,214	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.738%	5/25/36	D	$1,128,366
815	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	2.770%	5/25/24	AA+	717,816
2,790	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.420%	10/25/23	N/R	3,017,357
3,350	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.570%	1/25/24	AA+	3,447,472
4,000	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.170%	7/25/24	AA+	3,613,408
4,518	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.489%	5/15/36	Aaa	596,981
5,350	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.459%	7/15/36	Aaa	924,242
6,500	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.700%	9/25/35	Ba2	6,078,722
3,380	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	2,841,578
3,060	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	2,572,303
6,550	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.670%	2/25/37	Caa3	3,834,515
2,508	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.240%	9/25/35	Caa2	2,189,063
228	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.581%	5/25/37	D	182,545
2,158	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.582%	8/25/37	D	1,768,948
7,310	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	AA+	1,318,607
3,850	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K713, 144A	3.165%	4/25/46	BBB	3,745,380
5,400	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	293,015
4,296	Freddie Mac Multi-Class Certificates, (I/O)	6.139%	8/15/35	Aaa	553,394
848	Freddie Mac Multi-Class Certificates, (I/O)	6.989%	6/15/36	Aaa	156,544
2,195	Freddie Mac Multi-Class Certificates, (I/O)	6.839%	8/15/36	Aaa	360,964
2,276	Freddie Mac Multi-Class Certificates, (I/O)	6.239%	6/15/39	Aaa	234,791
2,038	Freddie Mac Multi-Class Certificates, (I/O)	6.039%	10/15/39	Aaa	273,624
4,386	Freddie Mac Multi-Class Certificates, (I/O)	6.289%	2/15/40	Aaa	544,382
4,000	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.533%	10/25/30	Baa1	4,228,776
1,210	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.819%	6/25/47	AA+	1,247,590
5,123	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.739%	7/25/46	Baa3	4,822,120
1,491	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K38, 144A	4.636%	6/25/47	BBB+	1,492,163
1,150	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.124%	2/25/46	Baa2	1,139,944
6,950	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.111%	12/25/41	Aaa	1,027,752
17,405	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,973,936
11,406	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.661%	7/25/41	Aaa	1,293,494
16,460	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	1,979,614
9,800	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/24	AA+	1,576,418
11,060	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.017%	2/25/41	N/R	1,195,863
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	773,964
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.807%	1/25/43	Aaa	237,623
13,675	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	1,617,387
775	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	775,114
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	1,042,358
4,454	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	2.939%	9/19/35	CCC	4,322,744
4,190	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	3,461,461
3,710	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	2.970%	4/19/36	Caa3	3,271,457
3,512	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.400%	3/25/36	Caa3	3,153,028
6,518	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.620%	8/25/37	CCC	5,847,380
427	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.614%	3/25/47	D	372,445
7,364	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.629%	1/25/36	D	6,829,367
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	269,885
2,550	Gramercy Park CLO Limited, Series 2012-1AR, 144A	3.178%	7/17/23	A	2,505,735
2,888	Granite Master Issuer PLC Series 2006-3	0.245%	12/20/54	AAA	2,864,503
2,153	GSAA Home Equity Trust Series 2007-5	0.270%	3/25/47	CCC	1,130,735
2,899	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	1,988,805
3,881	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.561%	4/25/36	D	3,290,926

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,790	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.703%	5/25/37	D	$3,119,378
5,383	HarborView Mortgage Loan Trust 2006-12	0.404%	12/19/36	Ca	3,823,443
7,004	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.430%	1/25/36	Caa1	6,010,433
3,831	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.280%	10/25/36	CCC	2,111,400
2,000	Impac Secured Assets Corporation 2004-3	1.070%	11/25/34	Baa1	1,736,834
1,740	IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	4.950%	8/25/36	B2	1,722,547
3,326	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.342%	7/25/37	Caa2	3,017,649
669	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.379%	11/25/35	Caa3	562,443
3,008	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.290%	7/25/36	N/R	2,305,931
7,073	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.056%	6/25/37	Ca	5,373,915
1,709	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.663%	6/25/36	Caa2	1,472,021
3,300	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	2,690,117
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	4,369,735
1,153	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	1,041,037
5,300	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.550%	1/25/37	Caa3	3,439,401
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	5,012,355
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,376,884
4,200	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.430%	5/25/37	B3	3,247,738
3,900	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.799%	10/25/36	Caa2	3,533,695
642	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.539%	6/25/37	D	577,858
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.853%	6/15/38	Ba2	2,604,800
3,981	LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2, 144A	2.155%	12/1/21	N/R	3,914,644
4,145	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.540%	8/25/36	Caa2	3,801,883
6,234	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.805%	6/25/37	D	5,205,238
4,465	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.510%	12/25/35	CCC	4,315,789
3,800	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	5.835%	6/12/50	B–	3,920,456
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.882%	8/12/49	BB	3,967,259
7,660	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.460%	1/25/36	CCC	6,818,932
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.492%	3/12/44	BB	4,164,808
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.404%	10/12/52	Baa1	2,081,203
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.404%	10/12/52	Baa2	1,532,001
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.684%	4/15/49	Ba2	4,161,620
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,951,698
3,074	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.832%	3/25/36	Caa3	2,528,041
5,327	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.430%	12/25/35	BB+	4,886,303
6,712	Mortgage-IT Trust 2005-4	0.450%	10/25/35	BB+	6,099,852
2,574	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.470%	4/25/36	CCC	2,198,204
619	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	4.899%	4/25/35	B1	515,679
4,377	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	4,254,347
4,837	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	CCC	3,128,623
4,026	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.360%	7/25/36	Caa3	3,149,198
6,780	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.535%	9/25/35	Caa3	5,773,067
3,880	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	3,408,484
2,373	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,949,044
2,124	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.126%	5/25/35	Ca	1,734,595

Nuveen Investments

JLS  Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates,	0.670%	7/25/35	Ba1	$3,036,779
	Series 2005-RS7
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.460%	2/25/36	B2	6,150,378
2,793	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates Series 2007-SA3	3.797%	7/27/37	D	2,340,883
1,771	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2006-SA3	3.594%	9/25/36	D	1,476,181
2,766	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,259,824
2,968	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	3.225%	2/25/36	Caa2	2,643,751
3,098	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.060%	4/25/37	Caa2	2,693,081
3,314	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.060%	4/25/37	Caa2	2,880,536
2,184	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.656%	8/25/36	D	1,919,019
5,122	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.423%	2/20/47	CCC	4,469,112
510	Sierra Receivables Funding Company, Series 2011-1A	6.190%	4/20/26	BB	530,454
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.920%	1/25/35	BB+	851,847
5,380	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.360%	7/25/37	CCC	3,898,609
905	Structured Agency Credit Risk Debt Notes 2014-DN2	3.770%	4/25/24	N/R	833,321
11,975	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.405%	11/25/23	N/R	12,094,810
3,085	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.712%	4/25/37	D	2,592,728
1,713	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	2.966%	10/25/37	Caa1	1,573,437
672	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	2.876%	10/25/37	Caa1	596,977
5,000	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.623%	2/25/37	D	4,268,527
3,332	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	3,294,755
3,820	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C17, 144A	5.396%	3/15/42	BB–	3,836,995
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	4,279,498
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.672%	4/15/47	CCC	1,340,408
3,650	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	3,780,411
3,825	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.242%	10/15/44	BB	3,748,917
1,906	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	1.957%	11/25/36	D	1,682,142
3,724	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.933%	12/25/46	CCC	2,985,900
2,784	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.822%	1/25/37	D	2,360,764
1,693	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.407%	6/25/37	D	1,487,511
2,565	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,958,414
5,858	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.010%	12/25/36	D	5,053,925
4,299	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.017%	12/25/36	D	3,742,741
3,107	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.093%	7/25/46	CCC	2,633,551
3,830	Wells Fargo Alternative Loan Trust, Mortgage Asset Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	3,637,677
1,409	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,200,838
3,192	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.579%	12/28/37	D	2,744,144
491	Wells Fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass-Through Certificates	2.611%	10/25/36	D	475,759
862	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.617%	10/25/36	Caa2	810,206
288	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	2.489%	10/25/36	Caa2	268,082
2,816	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.608%	11/25/37	Caa2	2,468,046

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$6,414	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.570%	12/28/37	Caa3	$5,902,145
4,017	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR10	2.610%	7/25/36	D	3,781,988
268	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.618%	9/25/36	Caa1	248,103
605	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR12	2.506%	9/25/36	Caa2	562,170
1,854	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.601%	4/25/36	CC	1,789,124
$750,897	Total Mortgage-Backed Securities (cost $514,983,211)				542,325,377
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 0.5% (0.4% of Total Investments)
	Wireless Telecommunication Services – 0.5%
$2,065	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$2,029,740
$2,065	Total Asset-Backed Securities (cost $2,065,000)				2,029,740
	Total Long-Term Investments (cost $517,048,211)				544,355,117
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.2% (3.1% of Total Investments)
$17,703	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $17,702,960, collateralized by $14,990,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $18,062,950	0.000%	1/02/15		$17,702,960
	Total Short-Term Investments (cost $17,702,960)				17,702,960
	Total Investments (cost $534,751,171) – 135.2%				562,058,077
	Borrowings – (35.4)% (3), (4)				(147,200,000)
	Other Assets Less Liabilities – 0.2%				716,777
	Net Assets – 100%				$415,574,854

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S 5-Year Treasury Note	Short	(36)	3/15	$(4,281,469)	$1,402
U.S 10-Year Treasury Note	Short	(26)	3/15	(3,296,719)	(17,925)
				$(7,578,188)	$(16,523)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Borrowings as a percentage of Total Investments is 26.2%.

(4)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of Investments  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 132.5% (96.6% of Total Investments)
	MORTGAGE-BACKED SECURITIES – 132.0% (96.2% of Total Investments)
	Residential – 132.0%
$835	American Credit Auto Receivables 12-3D, 144A	5.000%	12/16/19	BB	$840,340
2,000	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2	0.660%	10/25/35	B–	1,585,710
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.410%	9/25/36	CCC	1,884,347
865	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	Caa3	593,059
866	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	713,908
1,425	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.455%	7/20/36	Ba3	1,315,335
1,047	Banc of America Mortgage Securities Inc, Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	983,745
289	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.674%	5/20/36	Caa2	271,372
2,268	Bank of America Funding Trust, 2007-A 2A1	0.325%	2/20/47	CCC	1,934,338
2,491	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.340%	1/25/37	Caa3	1,979,747
1,958	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.350%	3/25/37	Caa3	1,628,001
978	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.617%	6/25/35	Caa2	903,364
327	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.574%	7/25/36	D	271,318
1,856	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.491%	10/25/36	D	1,571,921
2,098	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.899%	6/25/47	D	1,882,637
479	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.484%	2/25/36	Caa3	396,977
1,951	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates Series 2005-12	2.487%	2/25/36	Caa3	1,726,542
781	Bear Stearns Adjustable Rate Mortgage Trust, Pass-Through Certificates, Series 2007-1	2.764%	2/25/47	D	619,118
1,065	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	0.490%	6/25/46	Ca	759,537
1,802	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	2.880%	8/25/46	Ca	1,317,206
629	Bear Stearns Asset Backed Securities I Trust 2002-EC2	0.555%	2/25/36	BBB	601,406
650	Bear Stearns Commercial Mortgage Securities Trust, Pass-Through Certificates 2007-WR16	5.707%	6/11/40	B1	666,133
740	CAI Funding II Limited, Series 2012-1A, 144A	3.470%	10/25/27	A	744,269
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass-Through Certificates, Series 2005-NC5	0.650%	10/25/35	BB–	1,734,264
2,155	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.320%	6/25/37	Caa1	1,877,518
615	CDGJ Commercial Mortgage Trust, Mortgage Pass-Through Certificates, Series 2014-BXCH, 144A	4.404%	12/15/27	N/R	615,187
1,973	Chaseflex Trust Series 2007-2	0.450%	5/25/37	CCC	1,788,892
489	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass-Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	404,380
184	Citigroup Mortgage Loan Inc., Mortgage Pass-Through Certificates, Series 2006- AR2	2.696%	3/25/36	Caa3	168,355
307	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.640%	8/25/35	Caa2	283,552
2,539	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.390%	1/25/37	CCC	1,828,788
511	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.685%	7/25/37	Caa3	474,911
1,180	Commercial Mortgage Pass-Through Certificates Series 2012-CR4, 144A	4.575%	10/15/45	BBB–	1,177,297
750	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	5.299%	11/25/35	Ca	604,349
574	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.770%	10/25/36	Caa3	416,661
1,624	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	1,309,023
629	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	498,945
1,632	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,382,022
669	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Caa3	556,050
1,949	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.310%	8/25/37	Caa3	1,619,321
762	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.640%	8/25/37	D	493,224
713	Countrywide Asset Backed Certificates Trust 2005-IM1	0.570%	11/25/35	BBB+	677,932
1,061	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.320%	3/25/47	AAA	899,268
1,970	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.458%	3/20/36	CCC	1,737,377

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$455	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa3	$432,193
1,578	Countrywide Home Loans Mortgage Pass-Through Certificates, Series 2005-HYB7	4.832%	11/20/35	Caa3	1,415,785
247	Countrywide Home Loans Mortgage Pass-Through Trust Certificates Series 2007-HY5	4.876%	9/25/37	D	227,504
2,093	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.658%	4/25/37	D	1,872,317
973	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	D	883,455
1,447	Countrywide Home Loans, Mortgage Pass-Through Trust Series 2007-HY04	2.538%	9/25/47	D	1,289,208
1,426	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.440%	11/25/35	B+	1,296,820
1,767	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass-Through Certificates	0.290%	8/25/36	CCC	1,154,127
275	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.380%	6/25/37	Caa3	216,064
601	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-12	2.805%	3/25/36	Caa3	466,693
367	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.738%	5/25/36	D	341,031
240	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	2.770%	5/25/24	AA+	211,381
795	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.420%	10/25/23	N/R	859,785
1,020	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.570%	1/25/24	AA+	1,049,678
550	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.170%	7/25/24	AA+	496,844
1,506	Federal Home Loan Mortgage Corporation, REMIC, (I/O)	6.489%	5/15/36	Aaa	198,994
2,000	First Franklin Mortgage Loan Trust, Collateralized Mortgage Obligation, Series 2005-FFH3	0.700%	9/25/35	Ba2	1,870,376
895	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa3	752,084
470	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	344,586
2,023	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-FA8	0.670%	2/25/37	Caa3	1,184,484
1,809	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.240%	9/25/35	Caa2	1,578,453
266	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.581%	5/25/37	D	212,782
147	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.582%	8/25/37	D	120,583
2,180	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	AA+	393,237
1,150	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K713, 144A	3.165%	4/25/46	BBB	1,118,750
1,671	Freddie Mac Multi-Class Certificates, (I/O)	6.139%	8/15/35	Aaa	215,209
820	Freddie Mac Multi-Class Certificates, (I/O)	6.839%	8/15/36	Aaa	134,866
864	Freddie Mac Multi-Class Certificates, (I/O)	6.239%	6/15/39	Aaa	89,133
1,200	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.533%	10/25/30	Baa1	1,268,633
380	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.819%	6/25/47	AA+	391,805
1,400	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K31, 144A	3.739%	7/25/46	Baa3	1,317,907
446	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K38, 144A	4.636%	6/25/47	BBB+	446,475
350	Freddie Mac Multifamily Mortgage Trust, Structured Pass-Through Certificates, Series 2014-K715, 144A	4.124%	2/25/46	Baa2	347,077
2,070	Freddie Mac Multifamily Structured Pass-Through Certificates K036, (I/O)	2.111%	12/25/41	Aaa	306,157
5,375	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	609,590
3,521	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, (I/O)	1.661%	7/25/41	Aaa	399,264
5,015	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	603,144
2,775	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, (I/O)	2.206%	1/25/24	AA+	446,364
3,305	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715, (I/O)	2.017%	2/25/41	N/R	357,353
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	236,487
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.807%	1/25/43	Aaa	189,515
4,656	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.288%	1/25/41	Aaa	550,601
225	Freddie Mac Multifamily Trust, Structured Pass-Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	A–	225,033
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	322,299
1,289	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	1,064,804
1,110	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	2.970%	4/19/36	Caa3	978,895
1,095	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.400%	3/25/36	Caa3	983,317
2,012	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.620%	8/25/37	CCC	1,805,412
448	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.614%	3/25/47	D	390,208

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Residential (continued)
$2,266		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.629%	1/25/36	D	$2,100,998
566		Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	89,962
750		Gramercy Park CLO Limited, Series 2012-1AR, 144A	3.178%	7/17/23	A	736,981
666		GSAA Home Equity Trust Series 2007-5	0.270%	3/25/47	CCC	349,833
897		GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	CCC	615,238
1,653		GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.561%	4/25/36	D	1,401,487
1,631		HarborView Mortgage Loan Trust 2006-12	0.404%	12/19/36	Ca	1,158,619
2,162		HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.430%	1/25/36	Caa1	1,855,261
140		IndyMac INDA Mortgage Loan Trust, Series 2006-AR1	4.950%	8/25/36	B2	138,881
1,243		IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.342%	7/25/37	Caa2	1,128,026
186		IndyMac INDX Mortgage Loan Trust 2006 AR25	2.659%	9/25/36	Ca	136,927
2,170		IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.379%	11/25/35	Caa3	1,823,207
937		IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.290%	7/25/36	N/R	718,502
1,007		IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.360%	10/25/36	CCC	678,222
714		IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.668%	3/25/36	Ca	475,493
2,211		IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.056%	6/25/37	Ca	1,679,625
—	(3)	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.245%	7/25/36	CCC	—
157		JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S3	6.000%	8/25/37	D	142,600
539		JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.663%	6/25/36	Caa2	464,680
1,000		JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	CC	815,187
905		JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	948,348
358		JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	322,721
1,628		JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.550%	1/25/37	Caa3	1,056,548
1,300		JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,303,212
700		JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	723,400
1,250		JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.430%	5/25/37	B3	966,589
1,190		JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.799%	10/25/36	Caa2	1,078,077
190		JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	2.539%	6/25/37	D	170,847
800		LB UBS Commercial Mortgage Trust, Series 2006-C4	5.853%	6/15/38	Ba2	833,536
1,190		LSTAR Securities Investment Trust, Mortgage Pass-Through Certificates, Series 2014-2, 144A	2.155%	12/01/21	N/R	1,170,508
1,808		Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.561%	8/25/36	Caa2	1,658,774
1,905		Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.805%	6/25/37	D	1,591,007
325		Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, 2005-A9	2.510%	12/25/35	CCC	314,139
1,200		Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C1 AM	5.835%	6/12/50	B–	1,238,039
1,100		ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.882%	8/12/49	BB	1,118,971
2,340		Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.460%	1/25/36	CCC	2,083,068
1,230		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.492%	3/12/44	BB	1,240,366
625		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.404%	10/12/52	Baa1	636,064
440		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.404%	10/12/52	Baa2	442,020
1,200		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.684%	4/15/49	Ba2	1,248,486
1,150		Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,180,377
246		Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.832%	3/25/36	Caa3	202,624
1,702		Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,372,385
995		Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.480%	9/25/37	Caa1	911,092
710		Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.430%	12/25/35	BB+	651,567

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,060	Mortgage-IT Trust 2005-4	0.450%	10/25/35	BB+	$1,872,244
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	CCC	406,905
750	Opteum Mortgage Acceptance Corporation, Asset backed Pass-Through Certificates, Series 2006-1	0.470%	4/25/36	CCC	640,502
190	Popular Asset Backed Securities Mortgage Pass-Through Trust 2005-2 M1	4.915%	4/25/35	B1	158,411
1,472	Renaissance Home Equity Loan Trust 2005-3	4.934%	8/25/35	Ba3	1,430,466
2,132	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	CCC	1,378,745
1,252	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.360%	7/25/36	Caa3	979,324
460	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 1006-QS10	0.470%	8/25/36	Caa3	302,074
542	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS8	6.000%	6/25/37	Caa3	447,696
2,108	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.535%	9/25/35	Caa3	1,794,736
1,197	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	1,051,965
743	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	610,201
983	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.762%	1/25/36	Caa3	785,834
312	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Ca	258,635
159	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.620%	8/25/36	Ca	99,070
950	Residential Asset Mortgage Products Inc. Asset Backed Pass-Through Certificates, Series 2005-RS7	0.670%	7/25/35	Ba1	824,268
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2	0.460%	2/25/36	B2	1,901,179
196	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	2.779%	9/25/35	Caa1	182,142
412	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.060%	4/25/37	Caa2	358,276
1,778	Residential Funding Mortgage Securities I, Mortgage Pass-Through Certificates, Series 2007-SA2	3.060%	4/25/37	Caa2	1,545,603
1,570	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.423%	2/20/47	CCC	1,369,734
165	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	171,618
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	0.920%	1/25/35	BB+	260,287
1,653	Structured Adjustable Rate Mortgage Loan Pass-Through Trust, Series 2007-6 2A1	0.360%	7/25/37	CCC	1,197,430
280	Structured Agency Credit Risk Debt Notes 2014-DN2	3.770%	4/25/24	N/R	257,823
3,575	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.405%	11/25/23	N/R	3,610,768
66	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	2.876%	10/25/37	Caa1	58,209
1,871	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.623%	2/25/37	D	1,597,054
1,017	TAL Advantage LLC, Series 2013-1A A, 144A	2.830%	2/22/38	A	1,005,385
1,145	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C17, 144A	5.396%	3/15/42	BB–	1,150,094
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	1,324,606
455	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.672%	4/15/47	CCC	446,803
1,100	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	1,139,302
1,175	Wachovia Commercial Mortgage Trust, Pass-Through Certificates, Series 2005-C21, 144A	5.242%	10/15/44	BB	1,151,628
571	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	1.957%	11/25/36	D	504,035
1,115	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	0.933%	12/25/46	CCC	894,093
486	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.822%	1/25/37	D	411,713
439	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.407%	6/25/37	D	386,094
1,633	Washington Mutual Mortgage Securities Corporation, Pass-Through Certificates, Series 2006-AR	2.017%	12/25/36	D	1,421,932
933	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.093%	7/25/46	CCC	790,485
1,186	Wells Fargo Alternative Loan Trust, Mortgage Asset Backed Pass-Through Certificates, Series 2007-PA2	6.000%	6/25/37	D	1,125,948

Nuveen Investments

JMT  Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,813	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	$1,545,179
978	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.579%	12/28/37	D	841,004
225	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.617%	10/25/36	Caa2	211,542
866	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.608%	11/25/37	Caa2	758,625
1,970	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.570%	12/28/37	Caa3	1,812,276
608	Wells Fargo Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2006-AR8	2.601%	4/25/36	CC	586,902
$225,110	Total Mortgage-Backed Securities (cost $155,307,772)				163,435,747
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES — 0.5% (0.4% of Total Investments)
	Wireless Telecommunication Services — 0.5%
$625	GTP Acquisition Partners I LLC, 144A	4.704%	5/15/18	Ba3	$614,328
$625	Total Asset-Backed Securities (cost $625,000)				614,328
	Total Long-Term Investments (cost $155,932,772)				164,050,075
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS — 4.7% (3.4% of Total Investments)
$5,808	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $5,808,497, collateralized by $4,920,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $5,928,600	0.000%	1/02/15		$5,808,497
	Total Short-Term Investments (cost $5,808,497)				5,808,497
	Total Investments (cost $161,741,269) – 137.2%				169,858,572
	Borrowings – (37.3)% (4), (5)				(46,200,000)
	Other Assets Less Liabilities – 0.1%				121,284
	Net Assets – 100%				$123,779,856

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S 5-Year Treasury Note	Short	(21)	3/15	$(2,497,523)	$818

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized   market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Principal Amount (000) rounds to less than $1,000.

(4)  Borrowings as a percentage of Total Investments is 27.2%.

(5)  The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings.

I/O  Interest only security.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Long-term investments, at value (cost $517,048,211 and $155,932,772, respectively)	$544,355,117	$164,050,075
Short-term investments, at value (cost approximates value)	17,702,960	5,808,497
Cash	63,601	18,901
Receivable for:
Interest	1,518,849	479,609
Investments sold	119	12,715
Other assets	25,405	1,233
Total assets	563,666,051	170,371,030
Liabilities
Borrowings	147,200,000	46,200,000
Accrued expenses:
Management fees	523,267	160,585
Interest on borrowings	213,723	67,079
Trustees fees	26,377	1,127
Variation margin on futures contracts	11,313	3,281
Other	116,517	159,102
Total liabilities	148,091,197	46,591,174
Net assets	$415,574,854	$123,779,856
Shares outstanding	15,888,417	4,871,277
Net asset value ("NAV") per share outstanding	$26.16	$25.41
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	367,676,752	112,293,432
Undistributed (Over-distribution of) net investment income	(110,436)	(31,602)
Accumulated net realized gain (loss)	20,559,271	3,351,192
Net unrealized appreciation (depreciation)	27,290,383	8,118,121
Net assets	$415,574,854	$123,779,856
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2014

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$29,084,203	$8,953,066
Expenses
Management fees	6,214,300	1,908,246
Interest expense	2,516,438	789,781
Shareholder servicing agent fees and expenses	166	175
Custodian fees and expenses	125,690	75,893
Trustees fees and expenses	17,965	5,587
Professional fees	210,059	175,049
Shareholder reporting expenses	53,638	24,128
Stock exchange listing fees	8,870	8,883
Investor relations expenses	84,822	28,331
Other expenses	23,381	16,753
Total expenses	9,255,329	3,032,826
Net investment income (loss)	19,828,874	5,920,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,364,325	1,725,831
Futures contracts	(181,621)	(34,073)
Options purchased	151,585	45,309
Change in net unrealized appreciation (depreciation) of:
Investments	1,614,714	1,568,736
Futures contracts	(171,900)	(39,733)
Net realized and unrealized gain (loss)	9,777,103	3,266,070
Net increase (decrease) in net assets from operations	$29,605,977	$9,186,310

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$19,828,874	$17,123,899	$5,920,240	$5,167,224
Net realized gain (loss) from:
Investments	8,364,325	48,981,092	1,725,831	16,966,227
Futures contracts	(181,621)	114,206	(34,073)	17,318
Options purchased	151,585	—	45,309	—
Swaps	—	52,571	—	16,216
Change in net unrealized appreciation (depreciation) of:
Investments	1,614,714	(33,375,923)	1,568,736	(13,160,964)
Futures contracts	(171,900)	121,075	(39,733)	27,349
Swaps	—	(92,156)	—	(28,410)
Net increase (decrease) in net assets from operations	29,605,977	32,924,764	9,186,310	9,004,960
Distributions to Shareholders
From net investment income	(15,857,562)	(22,966,633)	(4,110,509)	(6,959,097)
From accumulated net realized gains	(3,597,175)	(20,994,421)	(19,993)	(11,022,792)
Return of capital	(5,108,756)	(900,869)	(3,468,690)	(143,738)
Decrease in net assets from distributions to shareholders	(24,563,493)	(44,861,923)	(7,599,192)	(18,125,627)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	352,608	—	457,917
Net increase (decrease) in net assets from capital share transactions	—	352,608	—	457,917
Net increase (decrease) in net assets	5,042,484	(11,584,551)	1,587,118	(8,662,750)
Net assets at the beginning of period	410,532,370	422,116,921	122,192,738	130,855,488
Net assets at the end of period	$415,574,854	$410,532,370	$123,779,856	$122,192,738
Undistributed (Over-distribution of) net investment income at the end of period	$(110,436)	$12,453,289	$(31,602)	$453,332

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2014

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$29,605,977	$9,186,310
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(92,849,884)	(27,390,312)
Proceeds from sales and maturities of investments	127,936,230	41,119,969
Proceeds from (Purchases of) short-term investments, net	(17,702,960)	(5,808,497)
Proceeds from exercised options purchased	151,585	45,309
Amortization (Accretion) of premiums and discounts, net	(4,956,286)	(1,581,036)
(Increase) Decrease in:
Receivable for interest	291,344	218,879
Receivable for investments sold	25,444	523,646
Receivable for paydowns	174,654	176,031
Receivable for variation margin on futures contracts	9,719	2,344
Other assets	(499)	(82)
Increase (Decrease) in:
Payable for variation margin on futures contracts	11,313	3,281
Accrued management fees	(7,105)	(4,005)
Accrued interest on borrowings	32,067	9,483
Accrued Trustees fees	633	74
Accrued other expenses	5,593	15,421
Net realized (gain) loss from:
Investments	(8,364,325)	(1,725,831)
Paydowns	(1,846,458)	(560,439)
Options purchased	(151,585)	(45,309)
Change in net unrealized (appreciation) depreciation of investments	(1,614,714)	(1,568,736)
Net cash provided by (used in) operating activities	30,750,743	12,616,500
Cash Flows from Financing Activities:
Proceeds from borrowings	22,650,000	6,750,000
Increase (Decrease) in:
Cash overdraft	(6,029,346)	(4,989,028)
Net borrowings through reverse repurchase agreements	(22,744,303)	(6,759,379)
Cash distributions paid to shareholders	(24,563,493)	(7,599,192)
Net cash provided by (used in) financing activities	(30,687,142)	(12,597,599)
Net Increase (Decrease) in Cash	63,601	18,901
Cash at the beginning of period	—	—
Cash at the end of period	$63,601	$18,901
Supplemental Disclosure of Cash Flow Information	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest (excluding borrowing costs)	$2,484,371	$780,298

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions								Total Returns
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs		Ending NAV	Ending Market Value	Based on NAV(d)	Based on Market Value(d)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014	$25.84	$1.25	$0.62	$1.87	$(1.00)	$(0.23)	$(0.32)	$(1.55)	$—		$26.16	$23.15	7.31%	6.72%
2013	26.59	1.08	0.99	2.07	(1.44)	(1.32)	(0.06)	(2.82)	—		25.84	23.14	7.96	(4.85)
2012	21.89	1.27	5.50	6.77	(1.42)	(0.65)	—	(2.07)	—		26.59	27.22	32.15	45.47
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(0.20)	(2.07)	—		21.89	20.35	(6.90)	(12.68)
2010	23.89	1.81	1.90	3.71	(1.71)	(0.24)	(0.02)	(1.97)	—	*	25.63	25.50	16.06	10.47
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014	25.08	1.22	0.67	1.89	(0.85)	— *	(0.71)	(1.56)	—		25.41	23.17	7.63	7.81
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	—		25.08	22.97	7.05	(1.84)
2012	21.78	1.19	6.05	7.24	(1.51)	(0.56)	—	(2.07)	—		26.95	27.18	34.56	44.87
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(0.07)	(0.04)	(2.03)	—		21.78	20.40	(7.48)	(8.51)
2010(b)	23.88	1.19	1.96	3.15	(1.13)	(0.21)	—	(1.34)	(0.05)		25.64	24.38	13.20	3.07
	Borrowings at the End of Period(c)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2014	$147,200	$3,823
2013	124,550	4,296
Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2014	46,200	3,679
2013	39,450	4,097

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)
	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)(g)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014	$415,575	2.20%		4.72%		17%
2013	410,532	2.22		3.99		22
2012	422,117	1.45		5.22		12
2011	346,832	1.44		7.90		23
2010	405,755	1.30		7.32		109
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014	123,780	2.42		4.72		16
2013	122,193	2.38		3.91		21
2012	130,855	1.61		4.84		12
2011	104,621	1.58		7.86		35
2010(b)	123,159	1.45	**	5.68	**	135

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the period February 23, 2010 (commencement of operations) through December 31, 2010.

(c)  The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.

(d)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable, each as described in Note 3 – Portfolio Securities and Investments in Derivatives and Note 8 – Borrowing Arrangements, respectively.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(c)(h)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2014	0.60%
2013	0.65
2012	0.02
Ratios of Interest Expense to Average Net Assets(c)(h)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2014	0.63%
2013	0.66
2012	0.01

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)  For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.

(h)  The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.

*  Rounds to less than $0.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Mortgage Opportunity Term Fund (JLS) ("Mortgage Opportunity Term (JLS)")

•  Nuveen Mortgage Opportunity Term Fund 2 (JMT) ("Mortgage Opportunity Term 2 (JMT)")

The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified closed-end registered investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP ("Wellington Management") and Nuveen Asset Management, LLC ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Wellington Management manages the Funds' investments in mortgage-backed securities ("MBS") and other permitted investments. NAM manages the Funds' investments in futures, options and swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund's Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act.

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Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding when-issued/delayed delivery purchase commitments	$—	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees (the "Board"), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular monthly distributions (a "Cash Flow-Based Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If a Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2014 and December 31, 2013, is reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price, or in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

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Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$542,325,377	$—	$542,325,377
Asset-Backed Securities	—	2,029,740	—	2,029,740
Short-Term Investments:
Repurchase Agreements	—	17,702,960	—	17,702,960
Investments in Derivatives:
Futures Contracts**	(16,523)	—	—	(16,523)
Total	$(16,523)	$562,058,077	$—	$562,041,554
Mortgage Opportunity Term 2 (JMT)
Long-Term Investments*:
Mortgage-Backed Securities	$—	$163,435,747	$—	$163,435,747
Asset-Backed Securities	—	614,328	—	614,328
Short-Term Investments:
Repurchase Agreements	—	5,808,497	—	5,808,497
Investments in Derivatives:
Futures Contracts**	818	—	—	818
Total	$818	$169,858,572	$—	$169,859,390

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

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Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. Each Fund segregated assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements were recorded as a liability and recognized as "Reverse repurchase agreements" on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements were recognized as a component of "Interest expense" on the Statement of Operations. In periods of increased demand for the security, a Fund received a fee for use of the security by the counterparty, which may have resulted in interest income to the Fund.

During the current fiscal period the Funds have ceased the use of reverse repurchase agreements, and therefore, as of December 31, 2014, none of the Funds had outstanding reverse repurchase agreements.

During the fiscal year ended December 31, 2014, the average daily balance outstanding and weighted average interest rate on each Fund's reverse repurchase agreements were as follows:

	Mortgage Opportunity Term (JLS)*	Mortgage Opportunity Term 2 (JMT)*
Average daily balance outstanding	$22,645,000	$6,730,000
Weighted average interest rate	1.82%	1.74%

*  For the period January 1, 2014 through January 8, 2014.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mortgage Opportunity Term (JLS)	Fixed Income Clearing Corporation	$17,702,960	$(17,702,960)	$—
Mortgage Opportunity Term 2 (JMT)	Fixed Income Clearing Corporation	5,808,497	(5,808,497)	—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also

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known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds used five- and/or ten-year U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$8,419,150	$2,736,897

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$1,402
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(17,925)
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$818

* Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolios of Investments and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$(181,621)	$(171,900)
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	(34,073)	(39,733)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission,

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Notes to Financial Statements (continued)

is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Funds briefly held call options on U.S. Treasury futures to protect against potential interest rate increases.

The average notional amount of outstanding options purchased during the current fiscal period, was a follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
Average notional amount of outstanding options purchased*	$—	**	$—	**

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

**  The Fund did not hold any options purchased at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Mortgage Opportunity Term (JLS)	Interest rate	Options	$151,585	$—
Mortgage Opportunity Term 2 (JMT)	Interest rate	Options	45,309	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in shares for the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Shares issued to shareholders due to reinvestment of distributions	—	12,663	—	16,386

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended December 31, 2014, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases	$92,849,884	$27,390,312
Sales and maturities	127,936,230	41,119,969

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6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$514,220,609	$158,400,304
Gross unrealized:
Appreciation	$53,235,684	$13,096,970
Depreciation	(5,398,216)	(1,638,702)
Net unrealized appreciation (depreciation) of investments	$47,837,468	$11,458,268

Permanent differences, primarily due to investments in MBS, resulted in reclassifications among the Funds' components of net assets as of December 31, 2014, the Funds' tax year-end, as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(16,535,037)	(2,294,665)
Accumulated net realized gain (loss)	16,535,037	2,294,665

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds' tax year end, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$15,857,562	$4,110,509
Distributions from long-term capital gains[2]	3,597,175	19,993
Return of capital	5,108,756	3,468,690

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Notes to Financial Statements (continued)

2013	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$22,966,633	$7,167,835
Distributions from net long-term capital gains	20,994,421	10,814,054
Return of capital	900,869	143,738

1  Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

2  The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund's total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets[5]	Fund-Level Fee Rate
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For managed assets over $400 million	0.9125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level[6]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

5  "Managed assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP).

6  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for each of these Funds was 0.1639%.

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As of December 31, 2014, Nuveen owned 4,200 shares of each Fund.

Nuveen Investments

8. Borrowing Arrangements

Each Fund entered into a credit agreement ("Borrowings") with Societe Generale as a means of leverage. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of December 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$147,200,000	$46,200,000

During the fiscal year ended December 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$146,765,616	$46,070,548
Average annual interest rate	1.69%	1.69%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund's Borrowings outstanding are fully secured by securities held in their Portfolio of Investments.

Interest charged on the outstanding balance on Borrowings for each Fund was equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

Each Fund's Borrowings outstanding is recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense and fees incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense" on the Statement of Operations.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2014:

	JLS	JMT
% of Interest-Related Dividends	100%	100%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Collateralized Mortgage Obligations (CMOs): A type of mortgage-backed security in which principal repayments are organized according to their maturities and into different classes based on risk. A collateralized mortgage obligation is a special purpose entity that receives the mortgage repayments and owns the mortgages it receives cash flows from (called a pool). The mortgages serve as collateral, and are organized into classes based on their risk profile. Income received from the mortgages is passed to investors based on a predetermined set of rules, and investors receive money based on the specific slice of mortgages invested in (called a tranche).

■  Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25–30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the fund's investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Moody's/RCA Commercial Property Price Index (CPPI): An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the "repeat-sales" methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Glossary of Terms Used in this Report (continued)

■  Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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EAN-K-12140 6250-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Mortgage Opportunity Term Fund 2

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$46,799	$0	$93,990	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$45,171	$0	$76,332	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$93,990	$0	$0	$93,990
December 31, 2013	$76,332	$0	$0	$76,332

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Wellington Management and Nuveen Asset Management are collectively referred to herein as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, f/k/a Nuveen Fund Advisors, Inc. (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), and Wellington Management Company, LLP (“Wellington Management”) as Sub-Advisers to provide discretionary investment advisory services.  Nuveen Asset Management is responsible for determining whether and to what extent the registrant invests in a public-private investment partnership established pursuant to the U.S. Treasury’s Public-Private Investment Program.  Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments.  The following section provides information on the persons at the Sub-Advisers who are primarily responsible for the day-to-day management of the registrant’s portfolio:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

John V. Miller, CFA, Managing Director and Co-Head of Fixed Income at Nuveen Asset Management, has served as a portfolio manager of the registrant since its inception.  He is responsible for the investment process and performance of the firm’s municipal fixed income group. He is also the lead manager of the High Yield Municipal Bond strategy, the California High Yield Municipal Bond strategy and related institutional portfolios. In addition, he co-manages t12he All-American Municipal Bond strategy and oversees a number of closed-end funds. Before being named the Co-Head of Fixed Income in 2011, he was chief investment officer for the firm’s municipal bond team starting in 2007. He was named a managing director and head of portfolio management for Nuveen Asset Management in 2006. Mr. Miller joined Nuveen in 1996 as a municipal credit analyst and moved into portfolio management in 2000.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
John V. Miller	Registered Investment Company	10	$19.5 billion
	Other Pooled Investment Vehicles	8	$534 million
	Other Accounts		$9 million

*         Assets are as of December 31, 2014.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).                           OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 -$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Miller	X

Wellington Management

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception.  Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER as of DECEMBER 31, 2014

	All Accounts						Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Michael F. Garrett	13	$29.86	11	$2.07	20	$8.55	0	0	1	$19.6	1	$517.0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).                           PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each Partner of Wellington Management is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a Partner.

Item 8(a)(4).                           OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001-$1,000,000	Over $1,000,000
Michael F. Garrett	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2015